UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2011
TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1
Item 9.01 Financial Statements and Exhibits	1
EX-3.1
EX-10.1

(i)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e)
     On April 6, 2011, the Compensation Committee of the Board of Directors of Tekelec (the “Company”) recommended for approval, and the Board of Directors (the “Board”) approved, a 2011 Sales Compensation Plan for the Company’s Executive Vice President, Global Sales, Wolrad Claudy (the “2011 Sales Plan”). Under the terms of the 2011 Sales Plan, Mr. Claudy is eligible to earn sales commissions based on the extent to which he achieves his sales quota, which is comprised of separate quotas for the Company’s legacy products and for the Company’s emerging products. If Mr. Claudy exceeds 100% of his total target annual quota, his commission rate for sales in excess of the quota will increase by 100% over the base rate.
     The foregoing description of the 2011 Sales Plan is subject to, and qualified in its entirety by, the 2011 Sales Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 6, 2011, in connection with the Board’s nomination of eight persons for election to the Board at the Company’s 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) scheduled to be held on May 13, 2011, the Board approved an amendment, effective immediately prior to the election of directors at the 2011 Annual Meeting, to Section 3.2 of Article III of the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), to decease the size of the Board from nine to eight directors.
     A copy of the Bylaws, including the amendment approved by the Board on April 6, 2011, is included as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          The following Exhibits 3.1 and 10.1 are filed as part of this Form 8-K:

Exhibit No.	Description
3.1	Tekelec Amended and Restated Bylaws, as amended

10.1	2011 Sales Compensation Plan for Wolrad Claudy

1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: April 12, 2011	By:	/s/ Stuart H. Kupinsky
Stuart H. Kupinsky
Senior Vice President, Corporate Affairs and General Counsel

2

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Tekelec, as amended

10.1	2011 Sales Compensation Plan for Wolrad Claudy